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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-01760) of Carnegie Group, Inc. of our report dated February 3, 1998 appearing on page 22 of this Annual Report on Form 10-K.


PRICE WATERHOUSE LLP
March 31, 1998